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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 7, 2003


                               KASPER A.S.L., LTD.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


         0-24179                                         22-3497645
(Commission File Number)                    (I.R.S. Employer Identification No.)


              77 METRO WAY
          SECAUCUS, NEW JERSEY                                    07094
(Address of Principal Executive Offices)                       (Zip Code)


                                  201-864-0328
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           On August 7, 2003, the Registrant issued a press release announcing the results of its auction for the sale of the company and that it had signed a definitive agreement to be acquired by Jones Apparel Group, Inc. The definitive agreement and the press release are filed as Exhibits 2 and 99 to this Form 8-K, respectively, and are hereby incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.           Description
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2.                    Purchase Agreement dated as of August 7, 2003 by and
                      between the Registrant and Jones Apparel Group, Inc.

99.                   Press Release of the Registrant dated August 7, 2003.



















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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 7, 2003
                                           KASPER A.S.L., LTD.

                                           By: /s/ Joseph B. Parsons
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                                               Joseph B. Parsons
                                               Executive Vice President,
                                               Chief Financial Officer




















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                                  EXHIBIT INDEX


Exhibit No.           Description
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2.                    Purchase Agreement dated as of August 7, 2003 by and
                      between the Registrant and Jones Apparel Group, Inc.

99.                   Press Release of the Registrant dated August 7, 2003.



















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